EX-99.17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
[LAPTOP GRAPHIC]	VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
[TELEPHONE GRAPHIC]	VOTE BY TELEPHONE Call x-xxx-xxx-xxxx Follow the recorded instructions available 24 hours
[MAILBOX GRAPHIC]	VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

[INVESCO LOGO]
FUND NAME (the “Target Fund”)
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS) (the “Trust”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 2, 2012

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Special Meeting of Shareholders on April 2, 2012, at 3:00 p.m., Central time, and at any adjournment or postponement thereof, all of the shares of the Target Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: x-xxx-xxx-xxxx
[________________] [_____________________]
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Signature

Date

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders to Be Held on April 2, 2012.
The Proxy Statement is available at:  ______________

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK.  Example: [X]

[__]           To vote in accordance with the Board’s recommendation mark this box. No other vote is necessary.

	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization between the Target Fund and the corresponding Acquiring Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the corresponding Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
	[__]	[__]	[__]

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
[LAPTOP GRAPHIC]	VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
[TELEPHONE GRAPHIC]	VOTE BY TELEPHONE Call x-xxx-xxx-xxxx Follow the recorded instructions available 24 hours
[MAILBOX GRAPHIC]	VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD
FUND NAME (the “Target Fund”)
AN INVESTMENT PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS) (the “Trust”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 2, 2012
VOTING INSTRUCTION CARD

[INSURANCE COMPANY NAME DROP-IN]
The undersigned hereby authorizes the above-referenced Insurance Company (the “Company”) to represent and to vote, as designated on the reverse, at the Joint Special Meeting of Shareholders on April 2, 2012, at 3:00 p.m., Central time, and at any adjournment or postponement thereof, all of the shares of the Target Fund which is attributable to his or her contract or interest therein as directed on the reverse side of this card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Target Fund actually received from contract owners in the Separate Account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: x-xxx-xxx-xxxx
[________________] [_____________________]
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Signature

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Shareholders to Be Held on April 2, 2012.
The Proxy Statement is available at:  ______________

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK.  Example: [X]

[__]           To vote in accordance with the Board’s recommendation mark this box. No other vote is necessary.

	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization between the Target Fund and the corresponding Acquiring Fund, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the corresponding Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
	[__]	[__]	[__]

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.